UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2007
CONIHASSET CAPITAL
PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-52011 (Commission File Number)	20-4414490 (I.R.S. Employer Identification No.)
Two International Place, 16th Floor
Boston, MA 02110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (617) 235-7215
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. F. David Clarke III resigned from his position as a Director of Conihasset Capital Partners, Inc. (the “Company”). His resignation was effective at the close of business June 13, 2007. Mr. Clarke’s resignation was for personal reasons and there have been no disagreements between the Company and Mr. Clarke regarding the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2007	CONIHASSET CAPITAL PARTNERS, INC.

	By:	/s/Richard D. Bailey

Richard D. Bailey
President and Chief Executive Officer